________________________________________________________________________

                             SECURITIES AND EXCHANGE COMMISSION

                                                 Washington D.C.  20549

                                                    __________________

                                                             FORM 8-K

                                                         Current Report

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of Earliest Event Reported) July 14, 2003

                                  NightHawk Systems, Inc.

                                                        (Exact  name of registrant as specified in its charter)

Nevada	0-30786	87-0627349
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer identification
incorporation or organization)		number)

                                                                    8200 East Pacific Place, Suite 204

                                                                          Denver, Colorado  80231

                                                                                  (303) 337-4811

                                           (Address, including zip code of registrant’s principal executive offices and telephone number, including area code)

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Item 6.

Resignation of Registrant’s Director

Steven H. Jacobson resigned as a member of the Board of Directors of NightHawk
Systems, Inc. effective July 9, 2003.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                                        NightHawk Systems, Inc.

                                                                                                                        Dated: July 14, 2003

                                                                                                                        By: /s/   H. Douglas Saathoff

                                                                                                                              _______________________

                                                                                                                              H. Douglas Saathoff

                                                                                                                              Chief Executive Officer